Exhibit 99.2

Third Quarter 2015 Earnings Results October 21, 2015 POLARIS INDUSTRIES INC.

Safe Harbor Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2015 and 2016 sales, shipments, margins, currencies, net income and cash flow, the opportunities for expansion and diversification of the Company’s business and the Company’s guidance on earnings per share are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation expansion initiatives; acquisition integration costs; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2014 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. Q3 10-21-15 2

Scott W. Wine Chairman & CEO Third Quarter 2015 Earnings Results October 21, 2015 POLARIS INDUSTRIES INC. 3

Q3 2015 Sales and Income Record 3rd quarter sales, operating income and net income Sales of Motorcycles +154%; Snowmobiles up 14% Sales in Latin America +50%, Asia Pacific/EMEA down due to currency Earnings per share increased 12% to $2.30 Gross profit margin down 126 bps from negative currency hit Q3 10-21-15 4 Delivered Solid Quarter Overcoming a Difficult Environment Q3 Sales Q3 Net Income Q3 2014 Q3 2015 $140.8 $155.2 Q3 2014 Q3 2015 $1,302.3 $1,456.0 ($ millions) ($ millions) 4

Full Year 2015 Guidance Narrowing Sales and EPS Guidance; maintaining upper-end of EPS guidance range North American retail sales growth and market share gains on-going Industry growth trends moderating Dealer inventory growth rates tracking towards year-end expectations Net income margin projected to remain above long-term goal of 10% Q3 10-21-15 5 $4,480 2014 Actual FY 2015 Guidance $6.65 2014 Actual FY 2015 Guidance Narrowing FY 2015 Sales & EPS Guidance; Another Record Year Total Company Sales Diluted EPS Up 10% to 11% $4,920 to $4,970 Up 11% to 12% $7.37 to $7.42 ($ millions) 5

Organizational Change Q3 10-21-15 MIKE DOUGHERTY, President – International (September 2015) Europe, Middle East & Africa (EMEA) + Asia Pacific/Latin America (APLA) Appointed to provide over-arching direction for all International Combining EMEA & APLA creating a more synergetic organization 17+ years with Polaris, most recently V.P. of APLA Strategic Objectives Best in Powersports PLUS Global Market Leadership Strong Financial Performance Growth through Adjacencies LEAN Enterprise is Competitive Advantage 5-8% annual organic growth >33% of Polaris revenue >$2B from acquisitions & new markets Significant Quality, Delivery & Cost Improvement Sustainable, profitable growth Net Income Margin >10% Performance Priorities Growth Margin Expansion Product & Quality Leadership LEAN Enterprise 6

Bennett Morgan President & COO Third Quarter 2015 Earnings Results October 21, 2015 POLARIS INDUSTRIES INC. 7

POLARIS

N.A. Powersports Retail Sales – Q3 2015

POWERING AHEAD

Polaris Quarterly N.A. Retail Sales Growth


7%
15%
12%
13%
8%
11%
7%
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15
Q3-15
Motorcycles
ORV
Snow

N.A. Powersports Industry retail slowed to ⬆ low-single digits % - Oil / Ag / Canada

- ATVs ⬇; SxS ⬆

Polaris N.A. retail ⬆ 7% for Q3 2015 and ⬆ 9% YTD 2015

- ORV market share ⬆ in Q3 despite intense competitive pressure, promotions/product
- Polaris ORV depth/breadth drove share gains again

Motorcycle Q3 retail remained very strong – product availability improved

- Indian ⬆ and gaining share
- Victory ⬇ – low product availability
- Slingshot ⬆ growth remains above expectations

Industry Pressured by Oil / Ag; Polaris Outperforming Market

Q3 10-21-15

8

POLARIS
POWERING AHEAD

N.A. Dealer Inventory


Existing ORV Models 1%
New ORV Models 4%
Snowmobiles 5%
Slingshot/Indian 2%
New Dealers 2%
Expectation to be up mid-single digits % by year-end 2015
+17%
+15%
+14%
2015
2014
Q1
Q2
Q3
Q4

Polaris dealer inventory growth moderating, as expected. YoY Q3'15 Inventory change:

- ORV ⬆ about 10% - improving to mid-single digits by year-end
- Motorcycles ⬆ about 30% – still too low, but improving: Indian ⬆, Slingshot ⬆, Victory ⬇
- Snowmobiles ⬆ mid-20% ahead of retail selling season
- Adjacent markets ⬆ mid-single digits % – appropriate

ATV RFM business model significantly improved

- Improving system model mix and flexibility/nimbleness, reducing RFM lead-time by 25%

On-track for mid-single digit % growth by 2015 year-end

Dealer Inventory Tracking to Expectations

Q3 10-21-15
9

POWERING AHEAD

Off-Road Vehicles

Polaris ORV Sales


($ millions)
$801.9
+3%
$822.9
+15%
$2,793.1*
Up mid-single digits % (unchanged)
Q3 2014 (Reclassified)
Q3 2015
FY 2014 (Reclassified)
FY 2015 Guidance


POLARIS
RZR
RZR XP® 4 Turbo EPS

N.A. Q3 retail sales ↑; U.S. retail ↑, Canada retail ↓

- N.A. Polaris ORV retail sales ↑ low-single digits %; Industry ↑ low-single digits % - market share ↑
- Both ATV and side-by-side retail sales ↑ at similar rates
- ACE ↑ significantly

Competitive promotion and discounting environment continued into Q3; Polaris promotions ↑ where needed to remain competitive

Strong MY'16 new product introductions, 19 new ORVs to-date – more coming

- Just announced 4 new models in October, led by *RZR* XP® 4 Turbo

Expanding Leadership Share Position in Off-Road Vehicles

Q3 10-21-15

*2014 reclassified to exclude Defense and Commercial Sales

10

New New New New 11 NEW Model Year 2016 ORV Products Q3 10-21-15 19 New MY’16 Off-Road Vehicles Introduced 450 HO 1000 & 850 Mud Editions XP Turbo Youth 110 EFI Outlaw & Sportsman S 1000 XP 4 Highlifter Edition CREW® 570-6 (46 hp) XP 900 Trail Edition XP 4 Turbo 900 SP Hunter Deluxe Edition (570 & XP 900) 570 Full-Size EV Li-Ion XP 900 Highlifter Edition S 900 non EPS CREW® XP 900-6 (68 hp) XP 900 Northstar Edition11

The RZR Brand is Strong and Growing Worldwide 12 Camp RZR – Brimstone, Tennessee 2nd Camp RZR in Eastern United States for RZR customers 11,000+ attendees from 35 States & 4 Countries 600+ Demo Rides Countless high fives, handshakes, and hugs from RZR owners and enthusiasts Camp RZR Glamis #4 coming Halloween weekend in Southern California SEPTEMBER 18-19 Q3 10-21-15
12

POLARIS
POWERING AHEAD

Motorcycles

Polaris Motorcycle Sales*

($ millions)


Up 70% to 80%
(increased)
+154%
$160.4
+59%
$348.7
$63.3
Q3 2014
Q3 2015
FY 2014
FY 2015
Guidance

N.A. Q3 retail sales ⬆ up over 60%

- Indian retail ⬆ big, growing share
- Victory retail sales ⬇; limited availability

Indian N.A. distribution continued to grow in Q3

Paint throughput ⬆; product availability increasing, but remains below expectations

Significant order backlogs remain

**Includes Victory, Indian and Slingshot Brands*


Indian
MOTORCYCLE
The Black Hills Beast


VICTORY
Empulse® TT Electric Motorcycle

Motorcycles Growing Significantly; Product Availability Improving

Q3 10-21-15

13

Q3 10-21-15 14 Slingshot Sales exceeding expectations Added Slingshot dealers in N.A. during Q3 Begin European shipments in earnest in Q4 Polaris Slingshot Q3 Highlights Slingshot Remains HOT! Slingshot MY’16 SLINGSHOT ® SL LE 14

POLARIS

Snowmobiles

POWERING AHEAD

Polaris Snowmobile Sales

($ millions)


$162.7
Q3 2014
+14%
$185.5
Q3 2015
+7%
$322.4
FY 2014
Down
low-single
digits %
(unchanged)
FY 2015
Guidance



Polaris 800 PRO-RMK® 155

RMK® REMAINS KING OF THE MOUNTAIN

The top-selling mountain sled 5 years running,
Now with the AXYS® platform in 2016

Early Accolades:

AMERICAN SNOWMOBILER "Best New Mountain Sled"

SnowGoer "Best Mountain Sled

- **Industry retail sales off to slow start**
- **Polaris season-to-date market share ↑**
- **Carefully monitoring headwinds**
  - El Nino weather pattern, weak Canadian economy and Int'l currencies
- **Product line-up strongest & broadest ever**

Solid Market Share Gains Off-setting Headwinds

Q3 10-21-15

15

Global Adjacent Markets Q3 10-21-15 16 Polaris Global Adjacent Market Sales ($ millions) *2014 reclassified to include Defense and Commercial Sales Work & Transportation (“W&T”) Sales 1% N.A. W&T sales low-double digits % - strong direct sales International W&T sales due to currency, economies Aixam gained share in Q3 & YTD in flat quadricycle market – clear #1 Defense sales over 50% - MRZRs, Int’l FY 2014 (Reclassified) FY 2015 Guidance Q3 2014 (Reclassified) Q3 2015 About Flat +10% (decreased) $55.5 $60.8 +24% $273.3* Continued to Build Business for Future Growth / Profitability MRZR™ 4 16

PG&A Q3 10-21-15 17 Polaris PG&A Sales Core Brands Q3 sales 3% All product line sales except snowmobiles Motorcycles strong Aftermarket brand portfolio U.S. sales 9%; Canada & International sales 14% combined (primarily currency) Dealers using SMART (Sales, Merchandising, & Retail Transformation) go-to-market model increasing Short-term pressures: leaner inventories, learning curve Aftermarket Brands Slower PG&A Growth Quarter Q3 2014 Q3 2015 FY 2014 FY 2015 Guidance Up about 10% +21% (decreased) $219.1 $742.1 ($ millions) +3% $226.3 17

5% 17% 17% 60% 13% 6% 12% 9% International Q3 10-21-15 18 Polaris International Sales Q3 Int’l Sales by Product Q3 2014 Q3 2015 Q3 Int’l Sales by Geography International Growth Dampened by Currency Down low-single digits % (unchanged) +16% $151.6 $685.1 ($ millions) +1% $153.6 EMEA Asia/Pac LatAm EMEA Asia/Pac LatAm Motorcycles 5% Snow Adjacent Markets Latin America Asia Aus/NZ ME/Africa FY 2014 FY 2015 PG&A Guidance International sales 1% in Q3 Motorcycles , all other product categories flat to EMEA 4% (primarily Russia and currency) Asia Pacific 1%; Australia ; China ; India Latin America 50%; Mexico strong Eicher/Polaris JV began production and retail of the Multix™ utility vehicle Europe ORV Multix™ is a trademark of EICHER POLARIS PRIVATE LIMITED 18
44% 17%

Ken Pucel E.V.P. Operations, Engineering & Lean Third Quarter 2015 Earnings Results October 21, 2015 POLARIS INDUSTRIES INC. 19

POLARIS

Spirit Lake Motorcycle Production

POWERING AHEAD

Motorcycle Paint Capacity


Paint Capacity
Remaining Backlog
Backlog Reduction
Retail Demand
Q3 2015
Q4 2015
Expectation

Q4 2015 Motorcycle Capacity by System


New Spirit Lake System
Legacy Spirit Lake System
Outsourced
Spearfish

Operational performance at Spirit Lake improved considerably in Q3

- Heavyweight output ⬆ ~20%
- Order to ship time ⬆ >30% - heavyweight Indian and Victory

Purchased paint facility in Spearfish, South Dakota; +10% paint capacity

Additional +30% capacity planned for 2016 to meet expected demand and right size inventories

Good Improvement Trend; Working Plan Aggressively

Q3 10-21-15

20

POLARIS
POWERING AHEAD

Polaris Huntsville Update



Future Huntsville Plant Rendering



90% of floor poured, 80% of columns erected, 50% of walls in place

725,000 sq. ft. manufacturing plant – primarily ORV

Start of Production Q2 2016

~1,700 employees at capacity

~$150 million investment

Lean design, value stream focused

HUNTSVILLE
The Star of Alabama

Project is Progressing on Schedule

Q3 10-21-15
21

Mike Speetzen E.V.P. Finance & CFO Third Quarter 2015 Earnings Results October 21, 2015 POLARIS INDUSTRIES INC 22

METRIC GUIDANCE Sales Components Off-Road Vehicles Up mid-single digits % (reclassified 2014 actuals) Snowmobiles Down low-single digits % Motorcycles Up 70% to 80% Global Adjacent Markets About Flat (reclassified 2014 actuals) PG&A Up similar to total Company sales growth International Down low-single digits % Total Company sales Up 10% to 11% Gross profit margin Down 40 to 60 bps as a % of sales Operating expenses (% of sales) Down 50 to 60 bps as a % of Sales Income from financial services Up about 10% Income taxes 34.25% to 34.75% of pretax income Net income Up 10% to 11% EPS, diluted $7.37 to $7.42 (+11% to +12%) FY 2015 Guidance Held, Narrowed 2015 Full Year Guidance Q3 10-21-15 23 Change in Guidance Increased/ favorable Decreased/ unfavorable Unchanged Narrowed 23

METRIC Actual Q3 2014 Actual Q3 2015 Guidance FY 2015 Prior period 30.4% 29.8% 29.4% Production volume/capacity Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix Motorcycle Production Constraints N/A New plant start-up costs Warranty costs Depreciation/Tooling amortization Sales promotional costs Current period 29.8% 28.5% 28.8 to 29.0% Change -55 bps -126 bps Down 40 to 60 bps 2015 Gross Profit Margin Guidance Improvement to gross profit margin % Impairment to gross profit margin % Neutral to gross profit margin % Q3 10-21-15 24

POLARIS

Foreign Currency Exposures for Polaris

POWERING AHEAD

F/X Impacts vs. 2014 ($ in millions)	Actual Q3 2015	FY 2015 Expectations* (Guidance Unchanged)
Sales	($53)	($150 - $170)
Gross Profit	($27)	($75 - $85)
Operating Expenses	$4	$15 - $17
Other Income (Expenses)	$1	($10 - $12)
Pretax Income	($22)	($70 - $80)

Assumes exchange rates remain in about same range as of the end of Q3. Pretax income expectations for 2015 include the impact of existing F/X hedging contracts below.

Open 2015 F/X Hedging Contracts as of September 30, 2015 – FY2015 Guidance

			Foreign Currency Hedging Contracts		Currency Impact on Net Income Compared to Prior Year Period	
Foreign Currency	Currency Position	% of Q4 2015 Cash Flow Exposure Hedged	Notional Amounts (US $ in Millions)	Avg. Exchange Rate of Open Contracts	Q3 2015	Est. Q4 of 2015
Canadian Dollar (CAD)	Long	85%	$127	$0.78 to 1 CAD	Negative	Negative
Australian Dollar (AUD)	Long	85%	$13	$0.76 to 1 AUD	Negative	Negative
Euro (EUR)	Long	0%	-	-	Negative	Negative
Japanese Yen (JPY)	Short	60%	$9	118 Yen to $1	Positive	Positive
Mexican Peso (MXN)	Short	70%	$33	15 Peso to $1	Positive	Positive

Significant Impact in Q3 2015, Expected to Persist into Q4 2015

Q3 10-21-15

25

Polaris Financial Position Q3 10-21-15 26 Cash Drivers Capital Summary Sept. 2015 Fav/(Unfav) Sept. 2014 Cash $ 225.3 +33% Debt /Capital Lease Obligations $ 316.6 (39%) Shareholders’ Equity $ 937.4 14% Total Capital $1,254.0 19% Debt to Total Capital 25% (3%) Strong operating cash flow performance 22% Lower working capital Increased share repurchases given current stock price On-going capital spending to support growth Operating Cash Flow Strong Balance Sheet and Cash Flow ROIC* Cash YE 2014 Operating Activities Dividends Capex Share Repurchase Net Borrowings Other Cash Q3 2015 $138 $464 $105 $149 $248 $96 $29 $225 $380 $464 Q3'14 YTD Q3'15 YTD 37% 35% Q3'14 Q3'15 * Defined as trailing 12 months net income divided by average total assets, minus average current liabilities +22% ($ millions) ($ millions) ($ millions)26

Wholesale Credit PA Receivables Retail Credit Q3 10-21-15 27 Income from Financial Services Other Wholesale Credit Wholesale Retail Credit Financing Retail Financing Q3 2015 FY 2014 2015 Expectations Q3 2014 Q3 2015 Ample Financing Availability – Satisfactory P.A. Portfolio Buyer Income from Financial Services Full Year income from financial services expected to increase about 10% Higher retail credit income GE announced sale of commercial lending and leasing business to Wells Fargo Includes Polaris Acceptance (P.A.) JV receivables Wells Fargo is part of Polaris bank group – good relationship Current P.A. agreement expires February 2017; plan to extend Up Approval Rate Penetration Rate about 10% +12% $19.1 +34% $61.7 +23% $1,321.1 $1,072.4 32% 33% Q3 2014 Q3 2015 60% 61% Q3 2014 Q3 2015 ($ millions) ($ millions)27

28 New Segments Disclosure Q3 2015 Q3 10-21-15 New segment disclosures beginning in third quarter 10Q Three segments based on Company strategic objectives: ORV/Snowmobiles Motorcycles Global Adjacent Markets Segment reporting for both sales and gross profit PG&A sales and gross profit included in each reportable segment Remaining income statement reported on a consolidated basis, as before Beginning in 2016, quarterly reporting/discussion and full year guidance to be based on new reportable segment format New Disclosures Expected to Enhance Understanding of Polaris Businesses

Scott W. Wine Chairman & CEO Third Quarter 2015 Earnings Results October 21, 2015 POLARIS INDUSTRIES INC. 29

30 2016 Initial Thoughts Q3 10-21-15 Global markets and economies: risks outweigh opportunities Rates will rise; Dollar strength / currency pressures continue Powersports Growth Moderates; Polaris extends #1 position growth and share gains continue International growth prospects positive – near-term pressure M&A’s role in strategic growth expected to increase LEAN evolution becomes more visible Tougher Environment, But Improved Execution Delivers Another Record Year30

Thank you Questions? Polaris